UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Patrick W. Dennis, Esq.

Assistant Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1.	Report to Shareholders.

TCW
DECEMBER 31
2015
ANNUAL
REPORT
TCW Strategic Income Fund, Inc.

TCW Strategic Income Fund, Inc. President’s Letter

David S. DeVito President, Chief Executive Officer & Director

Dear Valued Shareholder,

TCW is pleased to present the 2015 annual report for the TCW Strategic Income Fund (“TSI” or the “Fund”). TSI is a multi-asset class closed-end fund managed by TCW Investment Management Company and is listed on the New York Stock Exchange. For 2015, the shareholders of the Fund realized a 1.83% return on investment and the Fund’s net asset value increased by 1.60% (i.e., returns of the underlying assets), while the TSI custom benchmark fell by 1.27%. Annualized price-based performance for the trailing 3-year period of 4.78% was slightly ahead of the Index, while annualized price-based returns for the trailing 5-year period and longer remained well ahead of the Fund’s benchmark. Meanwhile, the share price discount to net asset value per share (“NAV”) ended the year at 9.6%.

The Fund has a distribution policy of providing dependable, but not assured, quarterly distributions out of the Fund’s accumulated net investment income and/or other sources. We believe this dividend policy is in the best interests of the shareholders and the Fund. In 2015, the Fund made quarterly distributions of $0.0599, $0.0556, $0.0513, and $0.0480 per share.

Fund Performance

	Annualized Total Return as of December 31, 2015
	1 Year	3 Year	5 Year	10 Year	Since 3/1/06 (2)	Since 3/5/87 (3)
Price Based Return	1.83%	4.78%	9.21%	11.38%	11.13%	8.27%
NAV Based Return	1.60%	6.41%	9.70%	10.25%	10.27%	8.84%
Custom Benchmark (1)	(1.27)%	4.63%	5.73%	6.21%	5.91%	N/A

(1)	Custom Benchmark Index: 15% S&P 500 with Income, 15% Merrill Lynch Convertible Index, 45% Barclays Capital Aggregate Bond Index, 25% Citi High Yield Cash Pay Index. Past performance is no guarantee of future results. Current performance may be lower or higher than that quoted. The market value and net asset value of the Fund’s shares will fluctuate with market conditions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions. You should not draw any conclusions about the Fund’s performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.
(2)	The date on which the Fund’s investment objective changed to a multi-asset class fund. Prior to this date, the Fund primarily invested in convertible securities.
(3)	Inception date of the Fund.

Performance for the Fund was significantly ahead of the Custom Benchmark in 2015, largely due to the Fund’s defensive profile with respect to equity and corporate credit exposure relative to the benchmark. A sizable underweight to investment grade and high yield corporate debt, particularly commodity-related sectors such as energy and metals & mining, boosted relative performance as these sectors weighed on Index returns. The relatively small allocation to credit was focused on financials, which benefitted from increased demand for sectors less exposed to commodity and re-leveraging risk, and on more defensive industrial sectors with solid asset coverage like airline EETCs and cable/satellite names which held up relatively well. Additionally, the Custom Benchmark includes a 15% allocation to convertible bonds which suffered in 2015, while the allocation to convertibles within the Fund was near 0%. Returns also benefitted from the allocation to high quality, senior non-agency residential mortgage-backed securities (“MBS”), which continued to generate positive returns throughout 2015 helped by negative net issuance, ongoing demand from insurers, and improving collateral characteristics. Meanwhile, the moderate allocation to government guaranteed student loan

President’s Letter (Continued)

asset-backed securities (“ABS”) weighed on the performance in 2015 as uncertainty surrounding potential rating agency actions drove spreads wider in July and August, though the position had little impact in the fourth quarter as spreads stabilized. The duration of the Fund was kept at approximately 1.3 years throughout 2015 which was significantly below the duration of the Custom Benchmark, and therefore, was a modest contributor to the outperformance and U.S. Treasury rates moved higher.

After several years of relative calm induced by monetary policy intervention in the markets, volatility returned in 2015. The turbulent market action that dominated the latter half of 2015 was primarily driven by three developments: 1) the highly anticipated end to the Federal Reserve’s (Fed) zero interest rate policy, which finally came to fruition in December when the Fed raised the benchmark federal funds rate by 25 basis points (bps); 2) the continued deterioration of commodity prices and the prospect of defaults by overleveraged producers as the benchmark West Texas Intermediate Crude oil price fell below $35 a barrel, a seven year low; and 3) disappointing economic data from China, which rattled investors who questioned the ability of Chinese policy makers to manage the economic downturn and transition to a more open economy. In moving forward with the first rate hike in nearly a decade, the Fed relied primarily on decreased slack in the job market and largely downplayed the concerns about oil prices, faltering global growth, and market volatility. At their December meeting and in subsequent speeches, Fed members emphasized their intent to take a “gradual” approach to further rate hikes on the basis of incoming economic data, with an eye towards hiking in the face of actual progress towards their two percent inflation goal. While the market largely expected this hike, the Fed was still unable to shore up confidence in the strength of the U.S. economic outlook, particularly manufacturing, or reduce overall uncertainty, as market indicators, namely fed funds futures, betrayed skepticism of the Fed’s ability to make as many as four rate hikes in 2016.

In response to the developments, stresses emerged in the credit markets in the fourth quarter. The renewed fall in oil impacted energy and other commodity-related issues as investors worried about overleveraged producers. High yield credits were particularly hard hit and underperformed comparable maturity Treasuries by almost 6% for the year, the third worst calendar return in over three decades. The year was also challenging for investment grade credits with record-setting levels of issuance highlighting a degree of releveraging, especially among industrials engaged in an array of shareholder-friendly actions. Despite outperforming comparable maturity Treasuries in the fourth quarter, investment grade corporates trailed Treasuries by 160 bps for the year as a result of deteriorating fundamentals and heavy new issuance. MBS outperformed corporates, gaining 1.5%, as investors sought relative safety of a government sponsored asset class, and financials, similarly up 1.5%, on continuing regulatory oversight that has limited risk-taking. Lastly, rates broadly sold off, with yields higher by 10 to 40 bps across the curve this year, with the front-end rising more than the long-end in the face of the Fed raising rates.

Given the circumstances, market volatility is unlikely to subside, particularly early, in 2016 and the tone of the presidential election will have an effect on volatility later in the year. While a strong U.S. consumer and ongoing improvements in housing were able to drive economic growth in 2015, the signs of strain that emerged in credit markets such as declining U.S. corporate profits, coupled with a major slowdown in domestic manufacturing over 2015, underscore the rising downside risks on the horizon and may complicate the Fed’s ability to raise rates in 2016. Additionally, liquidity conditions in the fixed income market have become increasingly challenged as broker dealer risk tolerance has diminished, and no longer provides the buffer to the market to help cushion episodes of price volatility. While the banking sector is better capitalized, less leveraged, and thus seemingly not a catalyst for systemic risk, other parts of the market are not as well protected. Furthermore, when crowded positions are unwound in the new post-Quantative easing era, prices will find their own clearing level, as opposed to one administered by the Fed.

When the credit cycle turns, it will be important to distinguish “bendable” versus “breakable” assets when allocating risk and identifying opportunities. Bendable, but fundamentally sound, companies are likely to experience widening risk premiums, i.e., yield spreads, but should be able to remain solvent and preserve their capital structure. Breakable assets, such as CCC-rated high yield bonds, are vulnerable to significant “gaps” lower in pricing as valuations shift from going concern value to workout value via restructuring. While the reemergence of volatility in fixed income markets will no doubt present challenges, it likewise will deliver opportunities as valuations appear more attractive and markets re-price risk. At the moment, investors are not sufficiently compensated to take on the risk of potentially breakable assets. Bendable assets, however, look attractive and a value-oriented approach will seek to add these opportunities, enhancing the risk-adjusted return outlook for the Fund on a prospective basis.

In the face of rising market volatility and signs that we are nearing the end of the credit cycle, the Fund maintains a defensive and cautious profile. As such, duration remains short and the allocation among non-government fixed income sectors is conservative. While mindful of the liquidity profile of certain parts of the market, the Fund maintains an overweight position in MBS and ABS which continue to offer attractive risk-adjusted returns and protection from rising interest rates. That said, as prices recover and the non-agency MBS market shrinks, it becomes marginally less attractive over time. Among ABS, senior, short, high quality parts of the market are less likely to face difficult liquidity conditions, making them a solid defensive holding. Commercial MBS positioning is made up of both agency-backed CMBS at the top of the capital structure and super-senior tranches of non-agency CMBS. Finally, credit exposure favors financials over industrials, with a modest allocation to high yield issues.

TSI’s equity exposure is currently implemented with long positions in S&P 500 Index futures that had a notional value representing 2.2% of the Fund’s market value as of December 31, 2015. The position was gradually trimmed from mid-year levels as equity valuations increased, though a meaningful correction in equity prices might lead to an increase in the equity allocation.

Modest leverage can be utilized by the Fund through a Line of Credit facility, though the Fund does not currently use any of the available $70 million commitment. Leverage has been used when market opportunity was abundant and has been subsequently scaled back in response to a market environment less conducive to risk taking. Additionally, the cash position in the Fund has been increased for potential asset repricing.

We greatly appreciate your investment in the Fund and your continuing support of TCW. In the event that you have any additional questions or comments, I invite you to visit our web site at www.tcw.com or call our shareholder services department at 1-866-227-8179.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

TCW Strategic Income Fund, Inc.

Schedule of Investments

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (15.5% of Net Assets)
$1,150,000	A Voce CLO, Ltd., (14-1A-A1B), (144A), 1.781%, due 07/15/26 (1)(2)	$1,127,793
777,891	AMUR Finance I LLC, (13-1), 10%, due 01/25/22	762,329
529,571	AMUR Finance I LLC, (13-2), 10%, due 03/20/24	518,976
565,000	BA Credit Card Trust, (07-A11-A11), 0.401%, due 12/15/19 (1)	562,266
1,150,000	Babson CLO, Ltd., (14-IA-A1), (144A), 1.807%, due 07/20/25 (1)(2)	1,141,115
957,455	Bayview Commercial Asset Trust, (03-2-A), (144A), 1.292%, due 12/25/33 (1)(2)	893,985
763,121	Bayview Commercial Asset Trust, (04-1-A), (144A), 0.782%, due 04/25/34 (1)(2)	732,304
759,340	Bayview Commercial Asset Trust, (04-2-A), (144A), 0.852%, due 08/25/34 (1)(2)	711,721
370,206	Bayview Commercial Asset Trust, (04-3-A1), (144A), 0.792%, due 01/25/35 (1)(2)	337,005
1,073,593	Bayview Commercial Asset Trust, (06-4A-A1), (144A), 0.652%, due 12/25/36 (1)(2)	921,393
511,538	Bayview Commercial Asset Trust, (07-3-A1), (144A), 0.662%, due 07/25/37 (1)(2)	439,492
2,200,000	Brazos Higher Education Authority, Inc., (10-1-A2), 1.593%, due 02/25/35 (1)	2,165,543
565,000	Chase Issuance Trust, (12-A2-A2), 0.601%, due 05/15/19 (1)	564,134
1,047,647	CIT Education Loan Trust, (07-1-A), (144A), 0.693%, due 03/25/42 (1)(2)	966,356
1,140,000	Dryden Senior Loan Fund, (15-37A A), (144A), 1.821%, due 04/15/27 (1)(2)	1,133,466
1,260,000	Education Loan Asset-Backed Trust I, (13-1-A2), (144A), 1.222%, due 04/26/32 (1)(2)	1,222,530
675,000	EFS Volunteer LLC, (10-1-A2), (144A), 1.17%, due 10/25/35 (1)(2)	653,116
1,500,000	EFS Volunteer No 2 LLC, (12-1-A2), (144A), 1.772%, due 03/25/36 (1)(2)	1,468,951
2,342,305	GCO Education Loan Funding Master Trust II, (06-2AR-A1RN), (144A), 1.072%, due 08/27/46 (1)(2)	2,148,282
605,897	GE Business Loan Trust, (04-2A-A), (144A), 0.551%, due 12/15/32 (1)(2)	597,858
404,725	GE Business Loan Trust, (05-1A-A3), (144A), 0.581%, due 06/15/33 (1)(2)	392,532
788,187	GE Business Loan Trust, (05-2A-A), (144A), 0.571%, due 11/15/33 (1)(2)	740,614
373,375	Global SC Finance SRL, (14-1A-A2), (144A), 3.09%, due 07/17/29 (2)	365,543
374,179	Goal Capital Funding Trust, (06-1-B), 0.843%, due 08/25/42 (1)	339,157
520,562	Higher Education Funding I, (14-1-A), (144A), 1.443%, due 05/25/34 (1)(2)	508,127
552,972	Honda Auto Receivables Owner Trust, (14-2-A3), 0.77%, due 03/19/18	551,514
270,000	ING Investment Management CLO, Ltd., (14-1A-A1), (144A), 1.815%, due 04/18/26 (1)(2)	268,159
542,250	Leaf II Receivables Funding LLC, (13-1-E2), (144A), 6%, due 09/15/21 (2)	543,910
358,593	National Collegiate Student Loan Trust, (06-3-A3), 0.572%, due 10/25/27 (1)	355,247
575,000	Nelnet Student Loan Trust, (14-4A-A2), (144A), 1.372%, due 11/25/43 (1)(2)	530,034
487,470	Nissan Auto Receivables Owner Trust, (13-C-A3), 0.67%, due 08/15/18	486,434
2,200,000	North Carolina State Education Assistance Authority, (11-1-A3), 1.156%, due 10/25/41 (1)	2,115,501
513,356	Peachtree Finance Co. LLC, (2005-B-A), (144A), 4.71%, due 04/15/48 (2)	523,623
1,000,000	Scholar Funding Trust, (12-B-A2), (144A), 1.522%, due 03/28/46 (1)(2)	990,363
527,519	SLC Student Loan Trust, (04-1-B), 0.652%, due 08/15/31 (1)	449,243
448,957	SLC Student Loan Trust, (05-2-B), 0.792%, due 03/15/40 (1)	383,385
635,685	SLC Student Loan Trust, (06-1-B), 0.722%, due 03/15/39 (1)	523,857
1,000,000	SLC Student Loan Trust, (06-2-A5), 0.612%, due 09/15/26 (1)	970,597
2,300,000	SLM Student Loan Trust, (03-11-A6), (144A), 1.262%, due 12/15/25 (1)(2)	2,206,569
550,241	SLM Student Loan Trust, (04-2-B), 0.79%, due 07/25/39 (1)	472,590
579,794	SLM Student Loan Trust, (05-4-B), 0.5%, due 07/25/40 (1)	489,846
630,260	SLM Student Loan Trust, (05-9-B), 0.62%, due 01/25/41 (1)	529,078

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2015

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (Continued)
$1,400,000	SLM Student Loan Trust, (06-2-A6), 0.49%, due 01/25/41 (1)	$1,225,110
1,400,000	SLM Student Loan Trust, (06-8-A6), 0.48%, due 01/25/41 (1)	1,222,799
192,310	SLM Student Loan Trust, (07-6-B), 1.17%, due 04/27/43 (1)	160,955
150,000	SLM Student Loan Trust, (07-7-B), 1.07%, due 10/25/28 (1)	120,537
120,447	SLM Student Loan Trust, (07-8-B), 1.32%, due 04/27/43 (1)	102,296
225,000	SLM Student Loan Trust, (08-2-B), 1.52%, due 01/25/29 (1)	183,732
225,000	SLM Student Loan Trust, (08-3-B), 1.52%, due 04/25/29 (1)	188,390
225,000	SLM Student Loan Trust, (08-4-B), 2.17%, due 04/25/29 (1)	205,226
225,000	SLM Student Loan Trust, (08-5-B), 2.17%, due 07/25/29 (1)	208,623
225,000	SLM Student Loan Trust, (08-6-B), 2.17%, due 07/25/29 (1)	207,768
225,000	SLM Student Loan Trust, (08-7-B), 2.17%, due 07/25/29 (1)	198,113
225,000	SLM Student Loan Trust, (08-8-B), 2.57%, due 10/25/29 (1)	215,951
225,000	SLM Student Loan Trust, (08-9-B), 2.57%, due 10/25/29 (1)	212,418
797,457	Structured Receivables Finance LLC, (10-A-B), (144A), 7.614%, due 01/16/46 (2)	914,996
466,003	Structured Receivables Finance LLC, (10-B-B), (144A), 7.97%, due 08/15/36 (2)	577,475
1,450,000	Student Loan Consolidation Center, (02-2-B2), (144A), 0.01%, due 07/01/42 (1)(2)	1,124,388
486,442	Toyota Auto Receivables Owner Trust, (14-A-A3), 0.67%, due 12/15/17	485,469
454,863	Vermont Student Assistance Corp., (12-1-A), 0.932%, due 07/28/34 (1)	443,515
1,250,000	Voya CLO, Ltd., (15-1A-A1), (144A), 1.795%, due 04/18/27 (1)(2)	1,237,502

	Total Asset-Backed Securities (Cost: $49,220,289)	43,039,801

	Collateralized Mortgage Obligations (56.9%)
	Commercial Mortgage-Backed Securities—Agency (1.6%)
5,196,340	Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates (KSCT-AX), 1.266%, due 01/25/20(I/O) (1)	196,010
11,896,118	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (K702-X1), 1.452%, due 02/25/18(I/O) (1)	317,470
1,132,408	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KGRP-A), 0.601%, due 04/25/20 (1)	1,133,639
6,321,792	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KP01-X), 3.079%, due 01/25/19(I/O) (1)	443,482
660,815	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KSCT-A1), 3.194%, due 12/25/19	683,506
9,245,861	Federal National Mortgage Association, (11-M5-A2), 1.232%, due 07/25/21(ACES)(I/O) (1)	530,254
561,882	Federal National Mortgage Association, (12-M11-FA), 0.694%, due 08/25/19(ACES) (1)	563,690
18,146,541	Government National Mortgage Association, (09-114-IO), 0.161%, due 10/16/49(I/O) (1)	296,333
6,794,783	Government National Mortgage Association, (11-152-IO), 1.025%, due 08/16/51(I/O) (1)	247,976

	Total Commercial Mortgage-Backed Securities—Agency	4,412,360

	Commercial Mortgage-Backed Securities—Non-Agency (2.9%)
1,037,696	Banc of America Commercial Mortgage Trust, (06-5-A4), 5.414%, due 09/10/47	1,050,186
8,309,061	Citigroup Commercial Mortgage Trust, (12-GC8-XA), (144A), 2.174%, due 09/10/45(I/O) (1)(2)(3)	675,801

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)
	Commercial Mortgage-Backed Securities—Non-Agency (Continued)
$1,108,865	GE Commercial Mortgage Corp. Trust, (07-C1-A1A), 5.483%, due 12/10/49 (1)	$1,147,098
866,251	JPMorgan Chase Commercial Mortgage Securities Trust, (06-CB16-A4), 5.552%, due 05/12/45	876,745
1,143,479	JPMorgan Chase Commercial Mortgage Securities Trust, (06-CB17-A4), 5.429%, due 12/12/43	1,165,663
274,082	JPMorgan Chase Commercial Mortgage Securities Trust, (10-CNTR-A1), (144A), 3.3%, due 08/05/32 (2)	281,064
640,000	JPMorgan Chase Commercial Mortgage Securities Trust, (10-CNTR-A2), (144A), 4.311%, due 08/05/32 (2)	684,233
263,475	JPMorgan Chase Commercial Mortgage Securities Trust, (11-C3-A2), (144A), 3.673%, due 02/15/46 (2)	267,486
711,404	Merrill Lynch Mortgage Trust, (06-C1-A4), 5.666%, due 05/12/39 (1)	711,850
1,100,000	Morgan Stanley Bank of America Merrill Lynch Trust, (13-C11-A2), 3.085%, due 08/15/46	1,124,960

	Total Commercial Mortgage-Backed Securities—Non-Agency	7,985,086

	Residential Mortgage-Backed Securities—Agency (2.0%)
232,018	Federal Home Loan Mortgage Corp., (1673-SD), 14.521%, due 02/15/24(I/F)(PAC) (1)	287,323
500,995	Federal Home Loan Mortgage Corp., (1760-ZD), 1.76%, due 02/15/24 (1)	491,654
223,234	Federal Home Loan Mortgage Corp., (2990-JK), 20.682%, due 03/15/35(I/F) (1)	318,504
4,402,010	Federal Home Loan Mortgage Corp., (3122-SG), 5.3%, due 03/15/36(I/O)(I/F)(TAC)(PAC) (1)	724,530
1,426,724	Federal Home Loan Mortgage Corp., (3239-SI), 6.32%, due 11/15/36(I/O)(I/F)(PAC) (1)	265,177
738,849	Federal Home Loan Mortgage Corp., (3323-SA), 5.78%, due 05/15/37(I/O)(I/F) (1)	90,562
575,689	Federal Home Loan Mortgage Corp., (3459-JS), 5.92%, due 06/15/38(I/O)(I/F) (1)	88,060
2,801,532	Federal Home Loan Mortgage Corp., (4030-HS), 6.28%, due 04/15/42(I/O)(I/F) (1)	521,088
3,925,335	Federal National Mortgage Association, (04-53-QV), 1.59%, due 02/25/34(I/O)(I/F) (1)	144,502
514,268	Federal National Mortgage Association, (07-42-SE), 5.688%, due 05/25/37(I/O)(I/F) (1)	70,776
3,679,871	Federal National Mortgage Association, (07-48-SD), 5.678%, due 05/25/37(I/O)(I/F) (1)	605,209
696,283	Federal National Mortgage Association, (09-69-CS), 6.328%, due 09/25/39(I/O)(I/F) (1)	120,057
3,968,100	Government National Mortgage Association, (06-35-SA), 6.198%, due 07/20/36(I/O)(I/F) (1)	716,226
6,931,389	Government National Mortgage Association, (06-61-SA), 4.348%, due 11/20/36(I/O)(I/F)(TAC) (1)	744,083
4,108,341	Government National Mortgage Association, (08-58-TS), 5.998%, due 05/20/38(I/O)(I/F)(TAC) (1)	561,301

	Total Residential Mortgage-Backed Securities—Agency	5,749,052

	Residential Mortgage-Backed Securities—Non-Agency (50.4%)
640,315	ACE Securities Corp., (04-IN1-A1), 1.062%, due 05/25/34 (1)	607,259
1,699,318	ACE Securities Corp., (07-ASP1-A2C), 0.682%, due 03/25/37 (1)	994,719
1,586,927	Adjustable Rate Mortgage Trust, (05-4-6A22), 2.799%, due 08/25/35 (1)	693,697
897,456	Adjustable Rate Mortgage Trust, (06-1-2A1), 3.493%, due 03/25/36 (1)(4)	677,017

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2015

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$1,190,764	Asset-Backed Funding Certificates, (05-HE2-M2), 1.172%, due 06/25/35 (1)	$1,180,962
1,600,000	Asset-Backed Funding Certificates, (07-NC1-A2), (144A), 0.722%, due 05/25/37 (1)(2)	1,214,404
1,500,000	Asset-Backed Securities Corp. Home Equity, (06-HE1-A4), 0.722%, due 01/25/36 (1)	1,355,445
3,000,000	Asset-Backed Securities Corp. Home Equity, (06-HE3-A5), 0.692%, due 03/25/36 (1)	2,306,614
1,217,864	Asset-Backed Securities Corp. Home Equity, (07-HE1-A1B), 0.572%, due 12/25/36 (1)	1,050,835
2,704,626	Asset-Backed Securities Corp. Home Equity, (07-HE1-A4), 0.562%, due 12/25/36 (1)	2,207,906
1,699,590	Banc of America Alternative Loan Trust, (05-10-1CB1), 0.822%, due 11/25/35 (1)(4)	1,320,500
965,592	Banc of America Funding Trust, (06-3-4A14), 6%, due 03/25/36	971,567
638,234	Banc of America Funding Trust, (06-3-5A3), 5.5%, due 03/25/36 (4)	600,895
396,320	BCAP LLC Trust, (09-RR4-1A1), (144A), 9.5%, due 06/26/37 (2)	429,119
329,594	BCAP LLC Trust, (10-RR11-3A2), (144A), 2.742%, due 06/27/36 (1)(2)	330,376
827,155	BCAP LLC Trust, (11-RR3-1A5), (144A), 2.775%, due 05/27/37 (1)(2)	825,581
1,387,866	BCAP LLC Trust, (11-RR3-5A3), (144A), 5.094%, due 11/27/37 (1)(2)	1,350,084
656,976	BCAP LLC Trust, (11-RR5-1A3), (144A), 2.441%, due 03/26/37 (1)(2)	646,484
986,919	BCAP LLC Trust, (15-RR4-1A1), (144A), 1.197%, due 09/11/38 (1)(2)	931,851
950,955	Bear Stearns Adjustable Rate Mortgage Trust, (03-7-9A), 2.763%, due 10/25/33 (1)	946,071
910,831	Bear Stearns Adjustable Rate Mortgage Trust, (05-9-A1), 2.66%, due 10/25/35 (1)	898,570
1,016,465	Bear Stearns Adjustable Rate Mortgage Trust, (07-4-22A1), 4.718%, due 06/25/47 (1)(4)	911,273
1,044,652	Bear Stearns Asset-Backed Securities Trust, (05-AC6-1A3), 5.5%, due 09/25/35 (1)	1,043,834
690,318	Bear Stearns Asset-Backed Securities Trust, (06-IM1-A1), 0.652%, due 04/25/36 (1)(4)	638,091
455,990	Centex Home Equity Loan Trust, (05-A-AF5), 5.28%, due 01/25/35	469,239
3,100,000	Centex Home Equity Loan Trust, (06-A-AV4), 0.672%, due 06/25/36 (1)	2,856,529
1,067,984	CIM Trust, (15-4AG-A1), (144A), 2.221%, due 10/25/57 (1)(2)	1,065,267
904,616	Citigroup Mortgage Loan Trust, Inc., (05-11-A2A), 2.73%, due 10/25/35 (1)	889,893
2,737,875	Citigroup Mortgage Loan Trust, Inc., (05-8-1A1A), 2.688%, due 10/25/35 (1)(4)	2,400,559
1,235,040	Citigroup Mortgage Loan Trust, Inc., (06-WFH3-A4), 0.662%, due 10/25/36 (1)	1,200,124
1,712,127	CitiMortgage Alternative Loan Trust, (06-A3-1A7), 6%, due 07/25/36 (4)	1,504,090
987,139	CitiMortgage Alternative Loan Trust, (06-A5-1A8), 6%, due 10/25/36 (4)	880,879
329,028	Conseco Finance Securitizations Corp., (01-4-A4), 7.36%, due 08/01/32	357,623
1,200,000	Countryplace Manufactured Housing Contract Trust, (07-1-A4), (144A), 5.846%, due 07/15/37 (1)(2)	1,208,194
601,701	Countrywide Alternative Loan Trust, (05-20CB-4A1), 5.25%, due 07/25/20	595,668
1,290,645	Countrywide Asset-Backed Certificates, (07-13-2A1), 1.322%, due 10/25/47 (1)	1,159,591
1,241,847	Countrywide Home Loans, (04-HYB4-B1), 2.649%, due 09/20/34 (1)(4)	251,000
44,025,634	Countrywide Home Loans, (06-14-X), 0.254%, due 09/25/36(I/O) (1)	402,117
2,163,965	Countrywide Home Loans, (06-HYB2-1A1), 2.743%, due 04/20/36 (1)(4)	1,804,916
656,983	Credit Suisse First Boston Mortgage Securities Corp., (04-AR5-11A2), 1.162%, due 06/25/34 (1)	639,899
1,958,430	Credit Suisse First Boston Mortgage Securities Corp., (05-12-1A1), 6.5%, due 01/25/36 (4)	1,426,003
1,130,469	Credit Suisse Mortgage Capital Certificates, (06-6-1A8), 6%, due 07/25/36 (4)	867,933
869,942	Credit-Based Asset Servicing and Securitization LLC, (03-CB3-AF1), 3.379%, due 12/25/32	851,192
1,290,000	Credit-Based Asset Servicing and Securitization LLC, (05-CB4-M2), 0.872%, due 07/25/35 (1)	1,198,026

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$1,856,857	Credit-Based Asset Servicing and Securitization LLC, (06-CB1-AF2), 3.376%, due 01/25/36	$1,355,116
3,137,546	Credit-Based Asset Servicing and Securitization LLC, (06-CB2-AF2), 3.546%, due 12/25/36	2,295,811
1,106,631	Credit-Based Asset Servicing and Securitization LLC, (07-CB2-A2B), 4.503%, due 02/25/37	817,948
1,790,443	Credit-Based Asset Servicing and Securitization LLC, (07-CB3-A3), 3.971%, due 03/25/37	1,073,338
3,150,969	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AB2-A2), 5.895%, due 06/25/36 (1)(4)	2,668,018
1,317,350	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AR6-A6), 0.612%, due 02/25/37 (1)(4)	991,294
375,073	DSLA Mortgage Loan Trust, (06-AR2-2A1A), 0.462%, due 10/19/36 (1)	306,460
1,352,570	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF13-A2C), 0.582%, due 10/25/36 (1)	903,338
1,881,884	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF18-A2D), 0.632%, due 12/25/37 (1)	1,226,388
1,044,183	First Horizon Alternative Mortgage Securities Trust, (05-AA10-2A1), 2.371%, due 12/25/35 (1)(4)	881,578
511,495	Green Tree, (08-MH1-A2), (144A), 8.97%, due 04/25/38 (1)(2)	527,071
217,391	Green Tree, (08-MH1-A3), (144A), 8.97%, due 04/25/38 (1)(2)	223,325
489,030	Green Tree Financial Corp., (96-6-M1), 7.95%, due 09/15/27	540,306
651,718	Green Tree Financial Corp., (96-7-M1), 7.7%, due 09/15/26 (1)	718,560
347,813	Green Tree Financial Corp., (97-3-A5), 7.14%, due 03/15/28	363,287
144,190	Green Tree Financial Corp., (97-3-A7), 7.64%, due 03/15/28 (1)	151,297
453,368	Green Tree Financial Corp., (98-3-A6), 6.76%, due 03/01/30 (1)	477,611
532,464	Green Tree Financial Corp., (98-4-A5), 6.18%, due 04/01/30	554,594
455,324	Green Tree Financial Corp., (98-4-A6), 6.53%, due 04/01/30 (1)	492,719
482,134	Green Tree Financial Corp., (98-4-A7), 6.87%, due 04/01/30 (1)	526,350
1,053,527	Greenpoint Manufactured Housing, (00-1-A4), 8.14%, due 03/20/30 (1)	1,115,171
31,677	Greenpoint Manufactured Housing, (99-5-A5), 7.82%, due 12/15/29 (1)	31,724
2,014,824	GSAA Home Equity Trust, (06-13-AF6), 6.04%, due 07/25/36	1,200,439
820,718	GSC Capital Corp. Mortgage Trust, (06-2-A1), 0.602%, due 05/25/36 (1)(4)	569,170
698,457	GSR Mortgage Loan Trust, (05-AR3-6A1), 2.678%, due 05/25/35 (1)	665,381
695,955	HSI Asset Loan Obligation Trust, (07-2-2A12), 6%, due 09/25/37 (4)	636,023
1,000,000	HSI Asset Securitization Corp. Trust, (06-OPT2-2A4), 0.712%, due 01/25/36 (1)	982,083
926,533	Indymac INDX Mortgage Loan Trust, (04-AR6-5A1), 2.656%, due 10/25/34 (1)	867,631
1,185,208	Indymac INDX Mortgage Loan Trust, (05-AR19-A1), 2.843%, due 10/25/35 (1)(4)	978,364
1,697,276	Indymac INDX Mortgage Loan Trust, (06-AR13-A4X), 3.65%, due 07/25/36(I/O) (1)	26,110
1,346,250	Indymac INDX Mortgage Loan Trust, (06-AR9-1A1), 5.024%, due 06/25/36 (1)(4)	1,020,228
1,963,968	Indymac INDX Mortgage Loan Trust, (07-AR5-2A1), 2.782%, due 05/25/37 (1)(4)	1,509,563
2,051,990	Indymac INDX Mortgage Loan Trust, (07-FLX2-A1C), 0.612%, due 04/25/37 (1)	1,518,294
228,156	Indymac Manufactured Housing Contract, (98-2-A4), 6.64%, due 08/25/29 (1)	232,889
1,278,653	JPMorgan Alternative Loan Trust, (06-A2-5A1), 4.746%, due 05/25/36 (1)(4)	969,675

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2015

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$1,200,000	JPMorgan Mortgage Acquisition Trust, (07-CH1-MV1), 0.652%, due 11/25/36 (1)	$1,120,218
1,206,680	JPMorgan Mortgage Trust, (04-A6-5A1), 2.729%, due 12/25/34 (1)	1,178,053
306,762	JPMorgan Mortgage Trust, (07-S2-1A1), 5%, due 06/25/37 (4)	252,281
317,986	Lehman ABS Manufactured Housing Contract Trust, (01-B-A6), 6.467%, due 04/15/40 (1)	339,275
1,627,420	Lehman XS Trust, (06-10N-1A3A), 0.632%, due 07/25/46 (1)(4)	1,286,812
2,301,465	Lehman XS Trust, (06-12N-A31A), 0.622%, due 08/25/46 (1)(4)	1,767,238
1,700,000	Long Beach Mortgage Loan Trust, (04-4-M1), 1.322%, due 10/25/34 (1)	1,549,501
1,496,347	MASTR Alternative Loans Trust, (07-HF1-4A1), 7%, due 10/25/47 (4)	1,102,592
660,000	MASTR Asset-Backed Securities Trust, (06-NC1-A4), 0.722%, due 01/25/36 (1)	627,178
2,000,000	MASTR Asset-Backed Securities Trust, (07-HE1-A4), 0.702%, due 05/25/37 (1)	1,428,965
988,816	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2B), 0.552%, due 06/25/37 (1)	696,738
2,019,139	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2C), 0.602%, due 06/25/37 (1)	1,300,986
759,257	Merrill Lynch Mortgage-Backed Securities Trust, (07-2-1A1), 2.9%, due 08/25/36 (1)(4)	705,241
544,608	Mid-State Trust, (04-1-B), 8.9%, due 08/15/37	627,854
544,608	Mid-State Trust, (04-1-M1), 6.497%, due 08/15/37	583,087
391,772	Mid-State Trust, (6-A1), 7.34%, due 07/01/35	420,562
351,027	Mid-State Trust, (6-A3), 7.54%, due 07/01/35	373,898
972,305	Morgan Stanley ABS Capital I, Inc. Trust, (03-NC6-M1), 1.622%, due 06/25/33 (1)	951,593
44,834	Morgan Stanley ABS Capital I, Inc. Trust, (05-HE3-M2), 1.202%, due 07/25/35 (1)	44,942
1,500,000	Morgan Stanley ABS Capital I, Inc. Trust, (05-HE3-M3), 1.217%, due 07/25/35 (1)	1,460,306
1,116,642	Morgan Stanley ABS Capital I, Inc. Trust, (07-15AR-4A1), 4.467%, due 11/25/37 (1)(4)	821,876
1,537,976	Morgan Stanley Home Equity Loan Trust, (06-2-A4), 0.702%, due 02/25/36 (1)	1,431,338
1,055,029	MortgageIT Trust, (05-5-A1), 0.682%, due 12/25/35 (1)	938,487
3,000,000	Nationstar Home Equity Loan Trust, (07-B-2AV3), 0.672%, due 04/25/37 (1)	2,622,098
411,786	New Century Home Equity Loan Trust, (05-3-M1), 0.902%, due 07/25/35 (1)	411,676
1,200,000	New Century Home Equity Loan Trust, (05-B-A2D), 0.822%, due 10/25/35 (1)	1,147,558
1,932,854	Nomura Asset Acceptance Corp., (06-AR1-1A), 3.772%, due 02/25/36 (1)(4)	1,462,405
2,103,744	Oakwood Mortgage Investors, Inc., (00-A-A4), 8.15%, due 09/15/29 (1)	1,553,548
1,221,632	Oakwood Mortgage Investors, Inc., (01-D-A3), 5.9%, due 09/15/22 (1)	976,676
707,787	Oakwood Mortgage Investors, Inc., (01-D-A4), 6.93%, due 09/15/31 (1)	607,060
495,708	Oakwood Mortgage Investors, Inc., (02-A-A3), 6.03%, due 05/15/24 (1)	523,596
601,450	Oakwood Mortgage Investors, Inc., (98-A-M), 6.825%, due 05/15/28 (1)	642,322
197,660	Oakwood Mortgage Investors, Inc., (98-D-A), 6.4%, due 01/15/29	200,117
520,454	Oakwood Mortgage Investors, Inc., (99-B-A4), 6.99%, due 12/15/26	553,066
1,372,426	Oakwood Mortgage Investors, Inc., (99-E-A1), 7.608%, due 03/15/30 (1)	1,316,875
584,604	Origen Manufactured Housing Contract Trust, (04-A-M2), 6.64%, due 01/15/35 (1)	633,426
454,887	Origen Manufactured Housing Contract Trust, (05-A-M1), 5.46%, due 06/15/36 (1)	483,293
1,390,591	Park Place Securities, Inc., (05-WCW1-M1), 0.872%, due 09/25/35 (1)	1,384,785
939,104	Park Place Securities, Inc., (05-WHQ2-M1), 1.052%, due 05/25/35 (1)	935,657
611,000	Popular ABS Mortgage Pass-Through Trust, (05-6-A4), 4.28%, due 01/25/36	491,672
1,275,089	RALI Series Trust, (06-QS7-A2), 6%, due 06/25/36 (4)	1,061,626
1,878,709	Residential Accredit Loans, Inc., (05-QA7-A1), 3.302%, due 07/25/35 (1)(4)	1,473,556
1,273,327	Residential Accredit Loans, Inc., (05-QA8-CB21), 3.327%, due 07/25/35 (1)(4)	1,025,656

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$1,447,404	Residential Accredit Loans, Inc., (06-QA10-A2), 0.602%, due 12/25/36 (1)(4)	$1,090,307
939,319	Residential Accredit Loans, Inc., (06-QS1-A3), 5.75%, due 01/25/36(PAC) (4)	831,676
22,638,425	Residential Accredit Loans, Inc., (06-QS11-AV), 0.343%, due 08/25/36(I/O) (1)	326,091
10,929,601	Residential Accredit Loans, Inc., (06-QS6-1AV), 0.758%, due 06/25/36(I/O) (1)	342,623
2,128,186	Residential Accredit Loans, Inc., (06-QS8-A3), 6%, due 08/25/36 (4)	1,739,743
25,692,968	Residential Accredit Loans, Inc., (07-QS2-AV), 0.326%, due 01/25/37(I/O) (1)	354,685
25,665,755	Residential Accredit Loans, Inc., (07-QS3-AV), 0.334%, due 02/25/37(I/O) (1)	371,525
618,544	Residential Accredit Loans, Inc., (07-QS6-A62), 5.5%, due 04/25/37(TAC) (4)	503,573
1,250,000	Residential Asset Mortgage Products, Inc., (06-RZ3-A3), 0.712%, due 08/25/36 (1)	1,152,387
1,339,535	Residential Asset Securitization Trust, (05-A15-4A1), 6%, due 02/25/36 (4)	932,228
4,163,113	Residential Asset Securitization Trust, (07-A5-AX), 6%, due 05/25/37(I/O)	816,632
68,848,507	Residential Funding Mortgage Securities, (06-S9-AV), 0.307%, due 09/25/36(I/O) (1)	855,491
157,878	Residential Funding Mortgage Securities II, (01-HI3-AI7), 7.56%, due 07/25/26	160,028
805,239	Restructured Asset Backed Securities Trust, (04-1A-A2), (144A), 5.7%, due 12/15/30 (2)	828,988
4,614,000	Securitized Asset-Backed Receivables LLC Trust, (07-NC2-A2C), 0.642%, due 01/25/37 (1)	2,790,751
1,500,000	Soundview Home Loan Trust (06-EQ1-A4), 0.672%, due 10/25/36 (1)	1,057,968
759,050	Structured Adjustable Rate Mortgage Loan Trust, (05-20-1A1), 2.765%, due 10/25/35 (1)(4)	570,383
816,747	Structured Adjustable Rate Mortgage Loan Trust, (07-9-2A1), 5.981%, due 10/25/47 (1)(4)	646,276
1,175,000	Structured Asset Investment Loan Trust, (05-3-M2), 1.082%, due 04/25/35 (1)	1,133,395
1,000,000	Structured Asset Securities Corp., (05-WF4-M2), 0.852%, due 11/25/35 (1)	975,511
55	Terwin Mortgage Trust, (06-17HE-A2A), (144A), 2.974%, due 01/25/38 (1)	—
76,600	UCFC Manufactured Housing Contract, (97-4-A4), 6.995%, due 04/15/29 (1)	76,221
261,480	Vanderbilt Acquisition Loan Trust, (02-1-A4), 6.57%, due 05/07/27 (1)	269,034
303,613	Vanderbilt Acquisition Loan Trust, (02-1-M1), 7.33%, due 05/07/32 (1)	331,753
2,890,166	WAMU Asset-Backed Certificates, (07-HE1-2A3), 0.572%, due 01/25/37 (1)	1,541,394
730,000	Wells Fargo Home Equity Trust, (06-2-A3), 0.632%, due 01/25/37 (1)	576,241
1,500,000	Wells Fargo Home Equity Trust, (06-2-A4), 0.672%, due 07/25/36 (1)	1,438,870
1,016,117	Wells Fargo Mortgage-Backed Securities Trust, (06-AR10-5A1), 2.738%, due 07/25/36 (1)(4)	989,082
781,241	Wells Fargo Mortgage-Backed Securities Trust, (07-AR3-A4), 5.81%, due 04/25/37 (1)(4)	761,192
414,577	Wells Fargo Mortgage-Backed Securities Trust, (08-1-4A1), 5.75%, due 02/25/38	438,532

	Total Residential Mortgage-Backed Securities—Non-Agency	139,997,319

	Total Collateralized Mortgage Obligations (Cost: $137,556,990)	158,143,817

	Corporate Bonds (8.9%)
	Airlines (1.4%)
397,515	America West Airlines, Inc. Pass-Through Certificates, (01-1), 7.1%, due 10/02/22(EETC)	426,832
1,132,606	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22(EETC)	1,234,187
481,504	Delta Air Lines, Inc. Pass-Through Certificates, (02-1G1), 6.718%, due 07/02/24(EETC)	548,313

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2015

Principal Amount	Fixed Income Securities	Value
	Corporate Bonds (Continued)
	Airlines (Continued)
$1,000,000	JetBlue Airways Corp. Pass-Through Trust, (04-2-G2), 0.812%, due 05/15/18(EETC) (1)	$991,750
638,537	US Airways Group, Inc. Pass-Through Certificates, (10-1A), 6.25%, due 10/22/24(EETC)	716,757

	Total Airlines	3,917,839

	Banks (2.3%)
2,000,000	Citigroup, Inc., 0.943%, due 08/25/36 (1)	1,475,557
900,000	JPMorgan Chase Capital XXI, 1.279%, due 01/15/87 (1)	711,000
1,000,000	JPMorgan Chase Capital XXIII, 1.362%, due 05/15/77 (1)	753,750
650,000	Lloyds Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20 (2)	729,481
1,141,000	Lloyds Banking Group PLC (United Kingdom), (144A), 5.3%, due 12/01/45 (2)	1,162,218
908,000	Macquarie Bank, Ltd. (Australia), (144A), 6.625%, due 04/07/21 (2)	1,018,356
520,000	Royal Bank of Scotland Group PLC (United Kingdom), 6.125%, due 12/15/22	568,100

	Total Banks	6,418,462

	Diversified Financial Services (0.7%)
300,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust (Ireland), 4.625%, due 07/01/22	304,125
2,000,000	General Electric Capital Corp., 0.842%, due 08/15/36 (1)	1,710,294

	Total Diversified Financial Services	2,014,419

	Electric (0.6%)
750,000	FirstEnergy Transmission LLC, (144A), 4.35%, due 01/15/25 (2)	762,480
910,965	Mirant Mid-Atlantic Pass-Through Certificates, Series C, 10.06%, due 12/30/28(EETC)	895,024

	Total Electric	1,657,504

	Engineering & Construction (0.3%)
700,000	Heathrow Funding, Ltd. (United Kingdom), (144A), 4.875%, due 07/15/23 (2)	754,833

	Healthcare-Services (0.5%)
140,000	CHS / Community Health Systems, Inc., 5.125%, due 08/15/18	141,050
550,000	HCA, Inc., 5.875%, due 03/15/22	581,625
650,000	Tenet Healthcare Corp., (144A), 4.012%, due 06/15/20 (1)(2)	637,000

	Total Healthcare-Services	1,359,675

	Insurance (0.2%)
715,000	ZFS Finance USA Trust II, (144A), 6.45%, due 12/15/65 (1)(2)	723,937

	Lodging (0.1%)
202,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 5.625%, due 10/15/21	210,333

	Media (0.4%)
250,000	Altice US Finance I Corp. (Luxembourg), (144A), 5.375%, due 07/15/23 (2)	251,250
800,000	CCO Safari II LLC, (144A), 4.464%, due 07/23/22 (2)	796,804

	Total Media	1,048,054

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Corporate Bonds (Continued)
	Pipelines (0.5%)
$50,000	Enbridge Energy Partners LP, 5.875%, due 10/15/25	$48,284
1,500,000	Sabine Pass LNG, LP, (144A), 7.5%, due 11/30/16 (2)	1,501,875

	Total Pipelines	1,550,159

	Real Estate (0.5%)
1,375,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	1,430,535

	REIT (0.9%)
630,000	HCP, Inc., 4.25%, due 11/15/23	632,493
700,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	774,935
950,000	SL Green Realty Corp., 5%, due 08/15/18	998,015

	Total REIT	2,405,443

	Software (0.3%)
500,000	First Data Corp., (144A), 5%, due 01/15/24 (2)	498,750
280,000	First Data Corp., (144A), 6.75%, due 11/01/20 (2)	294,350

	Total Software	793,100

	Telecommunications (0.2%)
75,000	Sprint Communications, Inc., (144A), 9%, due 11/15/18 (2)	78,563
432,000	Virgin Media Secured Finance PLC (United Kingdom), (144A), 5.375%, due 04/15/21 (2)	447,660

	Total Telecommunications	526,223

	Total Corporate Bonds (Cost: $23,841,801)	24,810,516

	Municipal Bonds (1.2%)
1,000,000	California State, Build America Bonds, 7.95%, due 03/01/36	1,197,310
1,000,000	City of New York, New York, Build America Bonds, 6.646%, due 12/01/31	1,160,690
800,000	New York City Water and Sewer System, Build America Bonds, 6.491%, due 06/15/42	906,240

	Total Municipal Bonds (Cost: $3,245,258)	3,264,240

	Total Fixed Income Securities (Cost: $ 213,864,338) (82.5%)	229,258,374

Number of Shares	Common Stock
	Electric (0.0%)
11,293	Mach Gen, LLC (3)(5)	51,524

	REIT (0.9%)
134,886	American Capital Agency Corp.	2,338,923

	Total Common Stock (Cost: $ 2,939,214) (0.9%)	2,390,447

	Money Market Investments
6,633,836	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.02% (6)	6,633,836

	Total Money Market Investments (Cost: $ 6,633,836) (2.4%)	6,633,836

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2015

Principal Amount	Short-Term Investments	Value
	Discount Notes (3.8%)
$265,000	Federal Home Loan Bank, 0.01%, due 01/15/16 (7)	$264,989
1,660,000	Federal Home Loan Bank, 0.01%, due 02/02/16 (7)	1,659,680
2,760,000	Federal Home Loan Bank, 0.15%, due 01/04/16 (7)	2,760,000
2,600,000	Federal Home Loan Bank, 0.17%, due 02/16/16(7)	2,599,254
915,000	Federal Home Loan Mortgage Corp., 0.01%, due 01/08/16(7)	914,985
345,000	Federal Home Loan Mortgage Corp., 0.215%, due 01/08/16(7)	344,994
970,000	Federal National Mortgage Association, 0.01%, due 03/01/16(7)	969,555
1,210,000	Federal National Mortgage Association, 0.21%, due 01/05/16(7)	1,209,995

	Total Discount Notes (Cost: $10,723,869)	10,723,452

	U.S. Treasury Securities (11.1%)
2,980,000	U.S. Treasury Bill, 0.001%, due 02/04/16 (7)	2,979,768
2,475,000	U.S. Treasury Bill, 0.001%, due 02/04/16 (7)	2,474,807
1,905,000	U.S. Treasury Bill, 0.005%, due 02/04/16 (7)	1,904,851
470,000	U.S. Treasury Bill, 0.01%, due 01/07/16 (7)	469,998
300,000	U.S. Treasury Bill, 0.01%, due 02/11/16 (7)	299,960
1,490,000	U.S. Treasury Bill, 0.01%, due 02/18/16 (7)	1,489,803
300,000	U.S. Treasury Bill, 0.01%, due 02/25/16 (7)(8)	299,971
2,365,000	U.S. Treasury Bill, 0.01%, due 03/03/16 (7)	2,364,626
2,045,000	U.S. Treasury Bill, 0.01%, due 04/14/16 (7)	2,043,998
1,280,000	U.S. Treasury Bill, 0.01%, due 02/04/16 (7)	1,279,900
3,610,000	U.S. Treasury Bill, 0.025%, due 02/04/16 (7)	3,609,719
940,000	U.S. Treasury Bill, 0.042%, due 01/14/16 (7)	939,974
525,000	U.S. Treasury Bill, 0.051%, due 01/14/16 (7)	524,985
1,310,000	U.S. Treasury Bill, 0.077%, due 01/14/16 (7)	1,309,963
870,000	U.S. Treasury Bill, 0.08%, due 01/14/16 (7)	869,976
1,205,000	U.S. Treasury Bill, 0.18%, due 04/07/16 (7)	1,204,549
6,865,000	U.S. Treasury Bill, 0.218%, due 04/07/16 (7)	6,862,433

	Total U.S. Treasury Securities (Cost: $30,929,010)	30,929,281

	Total Short-Term Investments (Cost $41,652,879) (14.9%)	41,652,733

	TOTAL INVESTMENTS (Cost $265,090,267) (100.7%)	279,935,390
	LIABILITIES IN EXCESS OF OTHER ASSETS (-0.7%)	(2,003,326)

	NET ASSETS (100.0%)	$277,932,064

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Futures Contracts – Exchange Traded
Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized (Depreciation)
BUY
60	S&P 500 E-Mini Index Futures	03/18/16	$6,106,200	$(46,012)
11	10-Year U.S. Treasury Note Futures	03/21/16	1,384,969	(3,202)

			$7,491,169	$(49,214)

Notes to Schedule of Investments:

(1)	Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2015.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At December 31, 2015, the value of these securities amounted to $46,566,087 or 16.8% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(3)	Restricted security (Note 9).
(4)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(5)	Non-income producing security.
(6)	Rate disclosed is the 7-day net yield as of December 31, 2015.
(7)	Rate shown represents yield-to-maturity.
(8)	All or a portion of this security is held as collateral for open futures contracts.
ABS	- Asset-Backed Securities.
ACES	- Alternative Credit Enhancement Securities.
CLO	- Collateralized Loan Obligation.
EETC	- Enhanced Equipment Trust Certificate.
I/F	- Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	- Interest Only Security.
PAC	- Planned Amortization Class.
REIT	- Real Estate Investment Trust.
TAC	- Target Amortization Class.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Investments by Industry	December 31, 2015

Industry	Percentage of Net Assets
Residential Mortgage-Backed Securities - Non-Agency	50.4%
Asset-Backed Securities	15.5
Commercial Mortgage-Backed Securities - Non-Agency	2.9
Money Market Investments	2.4
Banks	2.3
Residential Mortgage-Backed Securities - Agency	2.0
REIT	1.8
Commercial Mortgage-Backed Securities - Agency	1.6
Airlines	1.4
Municipal Bonds	1.2
Diversified Financial Services	0.7
Electric	0.6
Healthcare-Services	0.5
Pipelines	0.5
Real Estate	0.5
Media	0.4
Engineering & Construction	0.3
Software	0.3
Insurance	0.2
Telecommunications	0.2
Lodging	0.1
Short-Term Investments	14.9

Total	100.7%

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Assets and Liabilities	December 31, 2015

ASSETS:
Investments, at Value (Cost: $265,090,267)	$279,935,390
Interest and Dividends Receivable	1,033,298
Other assets	28,257
Receivable for Securities Sold	8,331

Total Assets	281,005,276

LIABILITIES:
Distributions Payable	2,288,974
Payables for Securities Purchased	298,060
Accrued Other Expenses	251,571
Accrued Investment Advisory Fees	140,235
Payable for Daily Variation Margin on Open Financial Futures Contracts	54,334
Commitment Fee Payable on Open Line of Credit	18,385
Accrued Directors’ Fees and Expenses	16,082
Accrued Compliance Expense	5,571

Total Liabilities	3,073,212

NET ASSETS	$277,932,064

NET ASSETS CONSIST OF:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 47,686,957 shares issued and outstanding)	$476,870
Paid-in Capital	268,963,513
Accumulated Net Realized Loss on Investments, Futures Contracts and Written Options	(4,568,635)
Distributions in Excess of Net Investment Income	(1,735,593)
Net Unrealized Appreciation on Investments and Futures Contracts	14,795,909

NET ASSETS	$277,932,064

NET ASSET VALUE PER SHARE	$5.83

MARKET PRICE PER SHARE	$5.27

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Operations	Year Ended December 31, 2015

INVESTMENT INCOME:
Income
Interest	$12,666,009
Dividends	319,790

Total Investment Income	12,985,799

Expenses
Investment Advisory Fees	1,657,289
Proxy Expense	134,921
Legal Fees	128,871
Audit and Tax Service Fees	122,580
Directors’ Fees and Expenses	108,193
Insurance Expense	67,770
Transfer Agent Fees	48,732
Listing Fees	47,687
Accounting Fees	44,581
Printing and Distribution Costs	42,979
Commitment Fee on Open Line of Credit	35,000
Custodian Fees	28,022
Administration Fees	15,758
Miscellaneous Expense	14,588

Total Expenses	2,496,971

Net Investment Income	10,488,828

NET REALIZED GAIN AND CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS, FUTURES CONTRACTS AND WRITTEN OPTIONS:
Net Realized Gain on:
Investments	2,077,612
Futures Contracts	33,405
Written Options	61,904
Change in Unrealized Depreciation on:
Investments	(8,254,798)
Futures Contracts	(52,045)
Written Options	(15,004)

Net Realized Gain and Change in Unrealized Depreciation on Investments, Futures Contracts and Written Options	(6,148,926)

INCREASE IN NET ASSETS FROM OPERATIONS	$4,339,902

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
OPERATIONS:
Net Investment Income	$10,488,828	$11,478,692
Net Realized Gain on Investments, Futures Contracts and Written Options	2,172,921	6,699,381
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Written Options	(8,321,847)	385,261

Increase in Net Assets Resulting from Operations	4,339,902	18,563,334

DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income	(10,243,159)	(12,064,800)

Total Increase (Decrease) in Net Assets	(5,903,257)	6,498,534

NET ASSETS:
Beginning of Year	283,835,321	277,336,787

End of Year	$277,932,064	$283,835,321

Distributions in Excess of Net Investment Income	$(1,735,593)	$(1,818,334)

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements	December 31, 2015

Note 1 — Organization

TCW Strategic Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 13, 1987 as a diversified, closed-end investment management company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is traded on the New York Stock Exchange under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation by investing in wide range of securities such as convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, securities issued or guaranteed by the United States Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage related securities, asset-backed securities, money market securities, other securities and derivative instruments without limit believed by the Fund’s investment advisor to be consistent with the Fund’s investment objective. TCW Investment Management Company (the “Advisor”) is the investment advisor to the Fund and is registered under the Investment Advisers Act of 1940, as amended.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.

Principles of Accounting    The Fund uses the accrual method of accounting for financial reporting purposes. The Fund is considered an investment company under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies.

Security Valuation:    Securities traded on national exchanges are valued at the last reported sales price. Securities traded on the NASDAQ Stock Market are valued using the NASDAQ Official Closing Price, which may not be the last reported sales price. Other securities including short-term investments which are traded on the over-the-counter (“OTC”) market are valued at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. The U.S. Treasury Note Futures Contracts are valued at the official settlement price of the exchange where they are traded.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that prices received are not reflective of a security’s market value, are valued by the Advisor in good faith under procedures established by and under the general supervision of Fund’s Board of Directors.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Asset-backed securities and mortgage-backed securities.    The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

TCW Strategic Income Fund, Inc.

December 31, 2015

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 of the fair value hierarchy; if the discount is applied and significant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. As such they are categorized in Level 1.

Money market funds.    Money market funds are open-ended mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value, they are categorized in level 1 of the fair value hierarchy.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized in Level 2; otherwise the fair values would be categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy.

U.S. government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$41,758,496	$1,281,305	$43,039,801
Collateralized Mortgage Obligations
Commercial Mortgage-Backed Securities - Agency	—	4,412,360	—	4,412,360
Commercial Mortgage-Backed Securities - Non-Agency	—	7,309,285	675,801	7,985,086
Residential Mortgage-Backed Securities - Agency	—	5,749,052	—	5,749,052
Residential Mortgage-Backed Securities - Non-Agency	—	136,502,045	3,495,274	139,997,319

Total Collateralized Mortgage Obligations	—	153,972,742	4,171,075	158,143,817

Corporate Bonds *	—	24,810,516	—	24,810,516
Municipal Bonds	—	3,264,240	—	3,264,240

Total Fixed Income Securities	—	223,805,994	5,452,380	229,258,374

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock *	$2,338,923	$—	$51,524	$2,390,447
Money Market Investments	6,633,836	—	—	6,633,836
Short-Term Investments	30,929,281	10,723,452	—	41,652,733

Total Investments	$39,902,040	$234,529,446	$5,503,904	$279,935,390

Liability Derivatives
Futures
Equity Risk	$(46,012)	$—	$—	$(46,012)
Interest Rate Risk	(3,202)	—	—	(3,202)

Total	$(49,214)	$—	$—	$(49,214)

*	See Schedule of Investments for corresponding industries.

The Fund did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the period ended December 31, 2015.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Commercial Mortgage-Backed Securities — Agency		Commercial Mortgage-Backed Securities — Non-Agency	Residential Mortgage-Backed Securities — Non-Agency	Corporate Bond	Common Stock	Total
Balance as of December 31, 2014	$2,885,325	$419,182		$—	$4,521,389	$—	$536,417	$8,362,313
Accrued Discounts (Premiums)	—	—		(12,293)	(593,506)	—	—	(605,799)
Realized Gain (Loss)	—	—		—	—	(103,511)	(529,364)	(632,875)
Change in Unrealized Appreciation	(26,117)	—		(147,281)	(432,609)	116,444	622,891	133,328
Purchases	—	—		835,375	—	—	87,435	922,810
Sales	(1,577,903)	—		—	—	(12,933)	(665,855)	(2,256,691)
Transfers in to Level 3 (1)	—	—		—	—	—	—	—
Transfers out of Level 3 (1)	—	(419,182	)(2)	—	—	—	—	(419,182)

Balance as of December 31, 2015	$1,281,305	$—		$675,801	$3,495,274	$—	$51,524	$5,503,904

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2015	$(26,126)	$—		$(147,281)	$(432,609)	$—	$(35,911)	$(641,927)

(1)	The Fund recognizes transfers in and out at the beginning of the period.
(2)	The transfer between Levels is due to changes in observable input.

Significant unobservable valuations inputs Level 3 investments as of December 31, 2015, are as follows:

Description	Fair Value at 12/31/15	Valuation Techniques*	Unobservable Input	Price or Price Range
Asset-Backed Securities	$1,281,305	Third-party Broker	Broker Quote	$98
Commercial Mortgage-Backed Securities - Non Agency	$ 675,801	Third-party Vendor	Vendor Price	$8.13
Residential Mortgage-Backed Securities - Non-Agency (Interest Only Collateral Strip Rate Securities)	$2,678,642	Third-party Vendor	Vendor Prices	$0.91 to $3.13

TCW Strategic Income Fund, Inc.

December 31, 2015

Description	Fair Value at 12/31/15	Valuation Techniques*	Unobservable Input	Price or Price Range
Residential Mortgage-Backed Securities - Non-Agency (Interest Only Securities)	$ 816,632	Third-party Vendor	Vendor Price	$19.62
Common Stock - Electric	$ 51,524	Third-party Vendor	Vendor Price	$4.56

*	The valuation technique employed on the Level 3 securities involves the use of third-party broker quotes and vendor prices. The Advisor monitors the effectiveness of third-party brokers and vendor prices as described below.

Level 3 Valuation Process:    Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent of the Pricing Committee in accordance with the guidelines established by the Board of Directors and under the general oversight of the Board of Directors. The Pricing Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Pricing Committee reports to the Board of Directors at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Pricing Committee consists of the President, General Counsel, Chief Compliance Officer, Assistant Treasurer, Secretary, and a representative from the portfolio management team as well as alternate members as the Board of Directors may from time to time designate. The Pricing Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Distributions:    Distributions to shareholders are recorded on each ex-dividend date. The Fund declared and paid or reinvested dividends quarterly under an income-based distribution policy. The income-based distribution policy has a stated goal of providing quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub-chapter M of the Internal Revenue Code. The source for the dividend can come from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatments for market discount and premium, losses recognized on structured debt, losses deferred due to wash sales and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect net investment income per share.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the year ended December 31, 2015, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

	Equity Risk	Interest Rate Risk	Total
Schedule of Investments:
Liability Derivatives
Futures Contracts (1)	$(46,012)	$(3,202)	$(49,214)

Total Value	$(46,012)	$(3,202)	$(49,214)

Statement of Operations:
Realized Gain (Loss) on:
Futures Contracts	$47,565	$(14,160)	$33,405
Written Options	61,904	—	61,904

Total Realized Gain (Loss)	$109,469	$(14,160)	$95,309

Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts	$(56,909)	$4,864	$(52,045)
Written Options	(15,004)	—	(15,004)

Total Change in Appreciation (Depreciation)	$(71,913)	$4,864	$(67,049)

Number of Contracts (2)
Futures Contracts	96	11	107
Written Options	28	—	28

(1)	Variation margin is reported within the Statement of Assets and Liabilities.
(2)	Amounts disclosed represent average number of contracts, which are representative of the volume traded for the year ended December 31, 2015.

Note 3 — Portfolio Investments

Futures Contracts:    The Fund may seek to manage a variety of different risks or obtain exposure through the use of futures contracts. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly

TCW Strategic Income Fund, Inc.

December 31, 2015

leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund used S&P 500 Index futures to gain exposure to the equity market. The Fund also utilized Treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at December 31, 2015 are listed in the Fund’s Schedule of Investments.

Options:    The Fund may purchase and write call and put options on securities and securities indices. The Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it maybe required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

The Fund may execute transactions in both listed and OTC options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain OTC options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the OTC option transaction, the Fund’s maximum amount of loss as purchaser is the premium paid plus any unrealized gain. There were no option contracts outstanding as of December 31, 2015.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

Transactions in Written Option Contracts for the year ended December 31, 2015 were as follows:

	Call Contracts	Call Premiums
Options outstanding at December 31, 2014	28	$61,904
Options written	—	—
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	(28)	(61,904)

Options outstanding at December 31, 2015	—	$—

Swap Agreements:    The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or

TCW Strategic Income Fund, Inc.

December 31, 2015

variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the year ended December 31, 2015, the Fund did not enter into such agreements.

Mortgage-Backed Securities:    The Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal prepayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:    The Fund may enter into when issued, delayed-delivery or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolios. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery or forward commitment basis, there may be a loss, and that the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage. To guard against this deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

Security Lending:    The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the year ended December 31, 2015.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 4 — Risk Considerations

Market Risk:    The Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Liquidity Risk:    The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Fund may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk:    The Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgage-backed or other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Fund’s investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all

TCW Strategic Income Fund, Inc.

December 31, 2015

circumstances and there can be no assurance that the Fund will achieve its objective with these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk:    The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. The Fund invests a material portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market prices and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (passthrough, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity — a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

Counterparty Risk:    The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The exposure to credit and counterparty risks with respect to these financial assets is reflected in fair value recorded in the Fund’s Statements of Assets and Liabilities.

Note 5 — Federal Income Taxes

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income and any net realized gains on investments to its shareholders. Therefore, no federal income tax provision is required.

At December 31, 2015, the Fund had total loss carry forward for federal income tax purposes of $1,303,459 which will expire in 2018.

For the year ended December 31, 2015, the Fund distributed, on a tax basis, $10,243,159 of ordinary income. For the previous year ended December 31, 2014, the Fund distributed, on a tax basis, $12,064,800 of ordinary income. The Fund had no undistributed ordinary income at December 31, 2015, or December 31, 2014, on a tax basis.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 5 — Federal Income Taxes (Continued)

At December 31, 2015, net unrealized appreciation for federal income tax purposes is comprised of the following components:

Unrealized appreciation	$19,128,361
Unrealized (depreciation)	(4,366,507)

Net unrealized appreciation	$14,761,854

Cost of Investments for federal income tax purposes	$265,173,536

The following reclassifications have been made for the permanent difference between book and tax accounting as of December 31, 2015:

Increase (Decrease)
Distributions in Excess of Net Investment Income	$(162,928)
Accumulated Net Realized Loss on Investments	$162,928

The Fund did not have any unrecognized tax benefits at December 31, 2015, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties were accrued. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 6 — Investment Advisory and Service Fees

As compensation for the investment advisory services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average managed assets and 0.50% of the Fund’s average managed assets in excess of $100 million.

In addition to the management fees, the Fund reimburses, with approval by the Fund’s Board of Directors, a portion of the Advisor’s costs associated with implementing the Fund’s Rule 38a-1 compliance program, which is included in the Statements of Operations.

Note 7 — Purchases and Sales of Securities

For the year ended December 31, 2015, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated to $56,791,091 and $73,949,365, respectively, for non-U.S. Government Securities and aggregated to $3,488,885 and $480,838, respectively, for U.S. Government Securities.

Note 8 — Directors’ Fees

Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $108,193 from the Fund for the year ended year ended December 31, 2015. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within directors’ fees and expenses in the Statement of Assets and Liabilities. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor but they do not receive any compensation from the Fund.

TCW Strategic Income Fund, Inc.

December 31, 2015

Note 9 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were two restricted securities at December 31, 2015.

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Citigroup Commercial Mortgage Trust, (12-GC8-XA), (144A), 2.174%, due 09/10/45	2/13/15-2/26/15	$823,082	$675,801	0.24%
Mach Gen, LLC	11/2/15	87,435	51,524	0.02%

		$910,517	$727,325	0.26%

Note 10 — Loan Outstanding

The Fund is permitted to have borrowings for investment purposes. The Fund has entered into a line of credit agreement with The Bank of New York Mellon which permits the Fund to borrow up to $70 million at a rate, per annum, equal to the Federal Funds Rate plus 1.00%. There is also an annual commitment fee of $35,000, which is shown on the Statement of Operations. The Fund did not have any borrowings during the year ended December 31, 2015.

Note 11 — Indemnifications

Under the Fund’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the Directors which provides that the Fund will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by the Director in any proceeding arising out of or in connection with the Director’s services to the Fund, to the fullest extent permitted by the Fund’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.

TCW Strategic Income Fund, Inc.

Financial Highlights

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value Per Share, Beginning of Year	$5.95	$5.82	$5.60	$4.94	$5.52

Income from Operations:
Net Investment Income (1)	0.22	0.24	0.31	0.43	0.54
Net Realized and Unrealized Gain (Loss) on Investments	(0.13)	0.14	0.30	0.78	(0.23)

Total from Investment Operations	0.09	0.38	0.61	1.21	0.31

Less Distributions:
Distributions from Net Investment Income	(0.21)	(0.25)	(0.39)	(0.55)	(0.89)

Net Asset Value Per Share, End of Year	$5.83	$5.95	$5.82	$5.60	$4.94

Market Value Per Share, End of Year	$5.27	$5.39	$5.34	$5.36	$4.85

Net Asset Value Total Return (2)	1.60%	6.66%	11.19%	24.95%	5.50%
Market Price Return (3)	1.83%	5.66%	6.92%	22.20%	10.54%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$277,932	$283,835	$277,337	$266,798	$235,227
Ratio of Expenses Before Interest Expense to Average Net Assets	0.87%	0.85%	0.91%	1.03%	0.98%
Ratio of Interest Expense to Average Net Assets	0.01%	0.02%	0.11%	0.21%	0.27%
Ratio of Total Expenses to Average Net Assets	0.88%	0.87%	1.02%	1.24%	1.26%
Ratio of Net Investment Income to Average Net Assets	3.70%	4.05%	5.25%	7.88%	9.58%
Portfolio Turnover Rate	24.81%	12.09%	34.97%	35.09%	39.63%

(1)	Computed using average shares outstanding throughout the period.
(2)	Based on net asset value per share, adjusted for reinvestment of distributions.
(3)	Based on market price per share, adjusted for reinvestment of distributions.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Strategic Income Fund, Inc.

Los Angeles, California

We have audited the accompanying statement of assets and liabilities of TCW Strategic Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financials highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCW Strategic Income Fund, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

February 19, 2016

TCW Strategic Income Fund, Inc. Privacy Policy

Our Privacy Policy

We, the TCW Strategic Income Fund, Inc., TCW Funds, Inc., TCW Alternative Funds, and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

TCW Strategic Income Fund, Inc.

Privacy Policy (Continued)

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by TCW:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

TCW FUNDS, INC.

TCW ALTERNATIVE FUNDS

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

TCW Strategic Income Fund, Inc. Investment Management and Advisory Agreement

TCW Strategic Income Fund, Inc. (the “Fund”) and TCW Investment Management Company (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Current Agreement”), pursuant to which the Advisor is responsible for managing the investments of the Fund. The Current Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Directors of the Fund (the “Board”), including the directors who are not “interested persons” of the Fund or the Advisor (the “Independent Directors”). The Current Agreement terminates automatically in the event of its assignment.

At a meeting held on September 21, 2015, the Board, including the Independent Directors, re-approved the Current Agreement for an additional one-year term from when it would otherwise expire.

Continuation of the Current Agreement

The Advisor provided materials to the Board in advance of meetings held on September 8, 2015 and September 21, 2015 (the “Current Agreement Materials”) for its evaluation of the Current Agreement in response to information requested by the Independent Directors, who were advised by Counsel to the Independent Directors with respect to these and other relevant matters. The Independent Directors also took into account information received by them during the past year at their regular board meetings. In addition, the Independent Directors met separately with Counsel to the Independent Directors to consider the information provided. As a result of those meetings and their other meetings, the Board (including a majority of the Independent Directors voting separately) approved the continuation of the Current Agreement based on the recommendation of the Independent Directors. In deciding to recommend the renewal of the Current Agreement, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board:

Nature, Extent, and Quality of Services

The Independent Directors considered the general nature, extent, and quality of services provided or expected to be provided by the Advisor pursuant to the Current Agreement. The Independent Directors evaluated the Advisor’s experience in serving as manager of the Fund, and considered the benefits to shareholders of investing in a fund that is served by a large investment management organization where it and its affiliates also serve a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies and commingled funds. The Independent Directors also considered the ability of the Advisor to provide appropriate levels of support and resources to the Fund.

In addition, the Independent Directors took note of the background and experience of the senior management and portfolio management personnel of the Advisor and that the Advisor provides and is expected to continue to provide substantial expertise and attention to the Fund as well as resources and infrastructure. The Independent Directors considered the ability of the Advisor to attract and retain qualified business professionals and its compensation program. The Independent Directors also considered the breadth of the compliance programs of the Advisor, noting in particular the Advisor’s recent addition of professionals in various areas over the past several years, including back office operations, fund administration, and other areas, as well as systems and infrastructure enhancements. The Independent Directors also considered the breadth of the compliance programs of the Advisor, as well as the

TCW Strategic Income Fund, Inc.

Investment Management and Advisory Agreement (Continued)

compliance operations of the Advisor with respect to the Fund. The Independent Directors concluded that they were satisfied with the nature, extent and quality of the services provided and anticipated to be provided to the Fund by the Advisor under the Current Agreement.

Investment Performance

The Independent Directors reviewed information about the Fund’s historical performance, including materials prepared by the Advisor and the Report prepared by Broadridge/Lipper, an independent third party consultant, which provided a comparative analysis of the Fund with the performance of similar funds over one, three, five and 10 year periods. The Independent Directors noted the peer group category and that it includes only leveraged closed-end funds even though the Fund currently employs no leverage. Broadridge/Lipper also commented on the difficulty of establishing a peer group of funds for the Fund given the substantial differences in strategies and portfolio holdings for funds with the same investment objective. Within the peer group provided, the Fund had below median performance for the one-, three-and five-year periods, but top quintile performance for the 10-year period. The Board noted the absence of leverage for the Fund and other differences from the peer group. The Independent Directors concluded that the Advisor should continue to provide investment advisory and management services to the Fund.

Advisory Fees and Profitability

The Independent Directors considered information in the materials prepared by the Advisor regarding the advisory fees charged to the Fund, advisory fees paid by other funds in the Fund’s peer group, and advisory fees paid to the Advisor under advisory contracts with respect to other funds. The Independent Directors noted that the investment advisory fees charged by the Advisor to the Fund was below the median of its peer group. The Independent Directors reviewed related materials prepared by the Advisor. The Independent Directors also noted that the Advisor does not manage any separate accounts or other funds with an investment strategy substantially similar to the current strategy of the Fund.

The Independent Directors considered the costs of services to be provided and profits to be realized by the Advisor and its affiliates from their relationship with the Fund. Recognizing the difficulty in evaluating a manager’s profitability with respect to the funds it manages in the context of a manager with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Independent Directors concluded that the profits of the Advisor and its affiliates from their relationship with the Fund was reasonable. Based on these various considerations, the Independent Directors concluded that the contractual management fees of the Fund under the Current Agreement is fair and bears a reasonable relationship to the services rendered.

Expenses and Economies of Scale

The Independent Directors noted that the total expense of the Fund was below the median of expenses incurred by other funds in its peer group. The Independent Directors considered the potential of the Advisor to achieve economies of scale as the Fund grows in size and whether the advisory fees in the Current Agreement reflect those economies of scale. The Board noted that, as a closed-end fund, there is limited potential for the Fund to experience significant asset growth other than through capital appreciation and income production. The Independent Directors also considered the relative advantages and disadvantages of an advisory fee with breakpoints. The Independent Directors noted the Current Agreement with the Advisor has a fee breakpoint and that the overall fee to be charged to the Fund is reasonable and concluded that the current fee structure reflected in the Current Agreement is appropriate.

TCW Strategic Income Fund, Inc.

Investment Management and Advisory Agreement (Continued)

Ancillary Benefits

The Independent Directors considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Fund, including compensation for certain compliance support services. The Independent Directors noted that, in addition to the fees the Advisor receives under the Current Agreement, the Advisor receives additional benefits in connection with management of the Fund in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Independent Directors concluded that any potential benefits to be derived by the Advisor from its relationships with the Fund are consistent with the services provided by the Advisor to the Fund.

Conclusion

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Current Agreement is fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by the Fund, and that the renewal of the Current Agreement was in the best interests of the Fund and its shareholders.

TCW Strategic Income Fund, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of Directors of the Fund has delegated the Fund’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 1-(877) 829-4768 to obtain a hard copy; or
2.	By going to the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

When the Fund receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Fund’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Fund, must prepare and file Form N-PX with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge:

1.	By calling 1-(877) 829-4768 to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 1-(877) 829-4768 to obtain a hard copy. You may also obtain the Fund’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or
2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

Corporate Governance Listing Standards

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on November 25, 2015 as part of its Annual Written Affirmation.

TCW Strategic Income Fund, Inc. Report of Annual Meeting and Special Meeting of Shareholders

The annual meeting of shareholders (the “Annual Meeting”) of the Fund was held on September 22, 2015. The Annual Meeting was adjourned to October 23, 2015 and subsequently to November 6, 2015 with respect to proposal 3. At the meetings, the following matters were submitted to a shareholder vote:

1)	Election of Directors – the shareholders of the Fund elected the following Directors to serve on the Board of Directors until their successors have been duly elected and qualified.

Director	Votes Cast for	Votes Against/ Withheld
Samuel P. Bell	36,723,553	7,957,576
David S. DeVito	36,723,534	7,957,596
John A. Gavin	36,675,869	8,005,260
Patrick C. Haden	36,710,754	7,970,376
Janet E. Kerr	36,784,807	7,896,323
David Lippmann	36,755,017	7,926,113
Peter McMillan	36,785,137	7,895,993
Charles A. Parker	36,708,643	7,972,487
Victoria B. Rogers	36,821,764	7,859,366
Andrew Tarica	36,835,835	7,845,295

2)	Ratification of Selection of Independent Registered Public Accounting Firm – the shareholders of the Fund approved the ratification of the selection of Deloitte & Touche, LLP as the independent registered public accounting firm for the Fund for the fiscal year ended December 31, 2015.

For	Against	Abstain	Non-votes
43,813,417	428,933	753,851	0

3)	Amendment of the Fund’s Articles of Incorporation – the shareholders of the Fund approved the amendment of the Fund’s Articles of Incorporation to eliminate the requirement that a proposal to convert the Fund to an open-end mutual fund be submitted for shareholder approval under certain circumstances.

For	Against	Abstain	Non-votes
23,890,767	9,996,785	720,878	10,072,700

TCW Strategic Income Fund, Inc.

Dividend Reinvestment Plan

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s net assets value per share. You will be charged a pro-rata portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, is selling above the net asset value, you will receive shares at a price equal to the higher of the net asset value per share on the payment date or 95% of the closing market price on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.

To enroll in the Plan, if your shares are registered in your name, write to Computershare, P.O. Box #30170, College Station, TX 77842-3170, or call toll free at (866) 227-8179. If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact Computershare or your broker. You may elect to continue to hold shares previously purchased on your behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877) 829-4768 or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.

Distribution policy

The Fund has a net investment income-based distribution policy. The policy is to pay quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub-chapter M of the Internal Revenue Code (the “Code”).

Distribution policy is a matter of Board discretion and may be modified or terminated at any time without prior notice. Any such change or termination may have an adverse effect on the market price for the Fund’s shares.

You should not draw any conclusions about the Fund’s investment performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

TCW Strategic Income Fund, Inc. Directors and Officers

A board of ten directors is responsible for overseeing the operations of the TCW Strategic Income Fund, Inc. (the “Fund”). The directors of the Fund, and their business addresses and their principal occupations for the last five years are set forth below.

Independent Directors

Name and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Samuel P. Bell (1936)	Indefinite term; Mr. Bell has served as a director of the Fund since October 2002.	Private Investor.	Point 360 (post production services); TCW Funds, Inc. (mutual fund with 24 series).
John A. Gavin (1931)	Indefinite term; Mr. Gavin has served as a director of the Fund since May 2001.	Founder and Chairman, Gamma Holdings (international capital consulting firm).	Hotchkis and Wiley Funds (mutual fund with 5 series); TCW Funds, Inc. (mutual fund with 24 series).
Patrick C. Haden (1953) Chairman	Indefinite term; Mr. Haden has served as a director of the Fund since May 2001.	Athletic Director, University of Southern California. Prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting); The Rose Hills Foundation (foundation); UniHealth Foundation (charitable foundation); Metropolitan West Funds (mutual fund with 9 series); TCW Funds, Inc. (mutual fund with 24 series); TCW Alternative Funds (mutual fund with 4 series).
Janet E. Kerr (1954)	Indefinite term; Ms. Kerr has served as a director of the Fund since August 2010.	Vice Chancellor, Pepperdine University; Professor Emeritus and Founder, Geoffrey H. Palmer Center for Entrepreneurship and the Law, Pepperdine University School of Law.	La-Z-Boy Furniture Incorporated (residential furniture producer); Tilly’s Inc. (a retailer of apparel and accessories); TCW Funds, Inc. (mutual fund with 24 series).
Peter McMillan (1957)	Indefinite term; Mr. McMillan has served as a director of the Fund since August 2010.	Co-Founder, Managing Partner and Chief Investment Officer, Temescal Canyon Partners (investment advisory firm); Co-founder and Managing Partner, Willowbrook Capital Group, LLC (investment advisory firm); Co-founder and Executive Vice President; KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REIT (real estate investments); Metropolitan West Funds (mutual funds with 9 series); TCW Funds, Inc. (mutual fund with 24 series); TCW Alternative Funds (mutual fund with 4 series).
Charles A. Parker (1934)	Indefinite term; Mr. Parker has served as a director of the Fund since May 1988.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado); TCW Funds, Inc. (mutual fund with 24 series).

TCW Strategic Income Fund, Inc.

Directors and Officers (Continued)

Name and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Victoria B. Rogers (1961)	Indefinite term; Ms. Rogers has served as a director of the Fund since October 2011.	President, the Rose Hills Foundation (foundation).	Causeway Capital Trust (mutual fund with 6 series); TCW Funds, Inc. (mutual fund with 24 series)
Andrew Tarica (1959)	Indefinite term; Mr. Tarica has served as a director of the Fund since March 2012.	Employee, Concept Capital Markets, LLC (broker-dealer); Chief Executive Officer, Meadowbrook Capital Management (asset management company); Employee, Cowen & Co. (broker-dealer).	Metropolitan West Funds (mutual fund with 9 series); TCW Funds, Inc. (mutual fund with 24 series); TCW Alternative Funds (mutual fund with 4 series).

(1)	The address of each Independent Director is c/o Morgan, Lewis & Bockius LLP, Counsel to the Independent Directors, 300 South Grand Avenue, Los Angeles, CA 90071.

Interested Directors

Each of these directors is an “interested person” of the Fund as defined in the 1940 Act because he is a director and officer of the Advisor, and shareholder and director of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth (2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
David S. DeVito (1962) President and Chief Executive Officer	Indefinite term; Mr. DeVito has served as a director of the Fund since January 2008, and as President and Chief Executive Officer since January 2014.	Executive Vice President and Chief Operating Officer, TCW LLC, the Advisor, The TCW Group, Inc., and TCW Asset Management Company; President and Chief Executive Officer, TCW Funds, Inc. and TCW Alternative Funds; Treasurer and Chief Financial Officer, Metropolitan West Funds.	TCW Funds, Inc. (a mutual fund with 24 series).
David Lippman (1958)	Indefinite term; Mr. Lippman has served as a director of the Fund since February 2014.	Chief Executive Officer, The TCW Group, Inc., TCW LLC, the Advisor, and Metropolitan West Asset Management, LLC; President and Principal Executive Officer, Metropolitan West Funds.	None.

TCW Strategic Income Fund, Inc. Directors and Officers (Continued)

The officers of the Fund who are not directors of the Fund are:

Name and Address (2)	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years (1)
Peter A. Brown (1955)	Senior Vice President	Managing Director, TCW LLC, the Advisor, The TCW Group, Inc., and TCW Asset Management Company; Senior Vice President, TCW Funds, Inc.
Meredith S. Jackson (1959)	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary, TCW LLC, the Advisor, The TCW Group Inc., TCW Asset Management Company and Metropolitan West Asset Management LLC; Senior Vice President, General Counsel, Secretary, TCW Funds, Inc., TCW Alternative Funds and Metropolitan West Funds. Previously, Partner and Chair of the Debt Finance Practice Group, Irell & Manella (law firm) (1999 – January 2013).
Jeffrey Engelsman (1967)	Chief Compliance Officer	Global Chief Compliance Officer, TCW LLC, the Advisor, The TCW Group, Inc., and TCW Asset Management Company; Chief Compliance Officer, TCW Funds, Inc., Metropolitan West Funds and TCW Alternative Funds. Previously, Managing Director of New York Life Investment Management Company and Chief Compliance Officer of MainStay Group of Funds.
Richard Villa (1964)	Treasurer and Chief Financial Officer	Chief Financial Officer, TCW LLC, the Advisor, The TCW Group, Inc., TCW Asset Management Company, Metropolitan West Asset Management LLC, TCW Alternative Funds and TCW Funds, Inc.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
(2)	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Senior Vice President of TCW Asset Management Company, Metropolitan West Asset Management LLC, TCW LLC and the Advisor, is Assistant Treasurer of TCW Alternative Funds and the Fund, and Patrick W. Dennis, Senior Vice President and Associate General Counsel of TCW Asset Management Company, Metropolitan West Asset Management LLC, TCW LLC and the Advisor, is Assistant Secretary of TCW Alternative Funds and the Fund.

TCW
TCW Strategic Income Fund, Inc.
865 South Figueroa Street Los Angeles, California 90017 866 227 8179 www.TCW.com
Investment Advisor TCW Investment Management Company 865 South Figueroa Street Los Angeles, California 90017 Transfer Agent, Dividend Reinvestment and Disbursement Agent and Registrar Computershare P.O. Box #30170 College Station, TX 77842-3170 Independent Registered Public Accounting Firm Deloitte & Touche , LLP 555 West 5th Street Los Angeles, California 90013
Custodian & Administrator State Street Bank & Trust Company One Lincoln Street Boston, Massachusetts 02111 Legal Counsel Paul Hastings LLP 55 Second Street San Francisco, California 94105
Directors Samuel P. Bell Director David S. DeVito Director, President, and Chief Executive Officer John A. Gavin Director Patrick C. Haden Director, Chairman Janet E. Kerr Director David B. Lippman Director Peter McMillan Director Charles A. Parker Director Victoria B. Rogers Director Andrew Tarica Director Officers Meredith S. Jackson Senior Vice President, General Counsel, and Secretary Richard Villa Treasurer, and Principal Financial and Accounting Officer Jeffrey A. Engelsman Chief Compliance Officer Peter A. Brown Senior Vice President George N. Winn Assistant Treasurer Patrick Dennis Assistant Secretary TSIart9445 1/4/16

Item 2.	Code of Ethics

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(c)	The Registrant has made no material changes to its code of ethics.

(d)	The Registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

(a)(1)	The Registrant’s Board of Directors (the “Board”) has determined that the Registrant has three members serving on the Registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The audit committee financial experts are Samuel P. Bell, Charles A. Parker and Victoria B. Rogers. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the Registrant.

(a) Audit Fees

For the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate fees billed for professional services rendered by Deloitte for the audit of the Registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2015	2014

$80,000	$81,000

(b) Audit-Related Fees

For the fiscal years December 31, 2015 and December 31, 2014, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and that are not reported under Audit Fees above were:

2015	2014

$0	$0

(c) Tax Fees

For the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate fees billed for tax compliance, tax advice and tax planning by Deloitte were:

2015	2014

$5,250	$5,250

Fees were for the preparation and filing of the Registrant’s corporate returns.

(d) All Other Fees

For the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate fees billed by Deloitte to the Registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2015	2014

$0	$0

(e) (1) The Registrant’s Audit Committee approves each specific service the auditor will perform for the Registrant. Accordingly, the Audit Committee has not established pre-approval policies or procedures for services that the auditor may perform for the Registrant.

(e) (2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) No non-audit fees except as disclosed in Item 4(c) above were billed by the Registrant’s accountant for services rendered to the Registrant, or rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a) The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Registrant’s Audit Committee members, consisting solely of independent directors, are:

Samuel P. Bell
John A. Gavin
Patrick C. Haden
Janet E. Kerr
Peter McMillan
Charles A. Parker
Victoria B. Rogers
Andrew Tarica

Item 6.	Investments.

(a) The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as Exhibit 12(c) is a copy of the proxy voting policies and procedures of the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers

Mitch Flack	Portfolio manager and Managing Director, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company since December 2009. Portfolio manager, partner and a mortgage specialist with Metropolitan West Asset Management Company, LLC prior to December 2009.

Stephen Kane	Portfolio manager and Group Managing Director, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company since December 2009. Portfolio manager, founding partner with Metropolitan West Asset Management Company, LLC prior to December 2009.

Laird R. Landmann	President, Metropolitan West Asset Management, LLC, portfolio manager and Group Managing Director, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company since December 2009. Portfolio manager and a founding partner with Metropolitan West Asset Management Company, LLC prior to December 2009.

Tad Rivelle	Portfolio manager, Group Managing Director, and Chief Investment Officer - High Grade Fixed Income, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company since December 2009. Chief Investment Officer, portfolio manager and a founding partner with Metropolitan West Asset Management, LLC prior to December 2009.

Bryan Whalen	Portfolio manager and Managing Director, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company since December 2009. Portfolio manager and a partner with Metropolitan West Asset Management Company, LLC prior to December 2009.

The foregoing information regarding the Registrant’s portfolio managers is as of February 22, 2016.

(2) Other Accounts Managed as of December 31, 2015 in millions

	Registered Investment Companies asset-based advisory fee		Other Pooled Investment Vehicles asset-based advisory fee		Other Accounts asset-based advisory fee		Registered Investment Companies performance- based advisory fee		Other Pooled Investment Vehicles performance- based advisory fee		Other Accounts performance-based advisory fee
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Mitch Flack	3	$9,282	3	$63.7	21	$4,641	0	$0	20	$1,532	1	$195.6
Stephen Kane	29	$93,488	23	$6,097	235	$27,254	0	$0	21	$2,014	5	$3,141
Laird Landmann	27	$93,489	19	$4,975	232	$27,026	0	$0	22	$2,018	5	$3,141
Tad Rivelle	28	$101,149	16	$3,882	234	$27,124	0	$0	21	$2,014	5	$3,141
Bryan Whalen	13	$88,359	5	$2,265	35	$7,374	0	$0	22	$1,618	1	$195.6

Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Registrant), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or The TCW Group (“TCW”) has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager’s fee sharing percentage with respect to the Registrant. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Registrant.

(3)	Portfolio Manager Compensation

The overall objective of TCW Investment Management Company’s (“Advisor”) compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s parent company (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing. Profit sharing for investment professionals is based on net income relating to accounts in the investment strategy area for which the investment professionals are responsible.. In most cases, revenues are allocated to a pool and profit sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including base salaries) related to the strategy group. The allocations are based on the investment professionals’ contributions to TCW and its clients, including qualitative and quantitative contributions. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate portfolio managers for all other client accounts in the same strategy managed by the Advisor or one of the other TCW Advisors (together, “the TCW Group”). In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the Fund, including alternative investment products; the portfolio manager would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the profit sharing percentage or pool may be increased by the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Fund.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases bonuses may be paid on a discretionary basis out of a department profit sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the TCW Group. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. Many portfolio managers participate in equity incentives based on overall firm performance of the TCW Group and its affiliates, through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Advisor’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2014 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in the Advisor’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in or after 2010 vested over a period of time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas were awarded partnership units in the Advisor’s parent company. Awards under this plan vest over time. Vesting is in part dependent on satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas are awarded options to acquire partnership units in the Advisor’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under the plan are subject to vesting and other conditions.

In connection with a recent change of control of the Advisor’s parent company, the Advisor made certain material changes to its portfolio manager compensation plan. The foregoing information regarding the Registrant’s portfolio managers’ compensation incorporates those changes and is effective as of February 22, 2016.

(4)	Share Ownership in Registrant as of December 31, 2015

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill

Mitch Flack					x
Stephen Kane							x
Laird Landmann		x
Tad Rivelle							x
Bryan Whalen					x

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Chief Executive Officer and Chief Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) EX-99.CODE – Code of Ethics referred to in Item 2 is filed herewith

(a)(2) EX-99.CERT – The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3) Not applicable.

(b) EX-99.906CERT – The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

(c) EX-99.(c) – Proxy Voting Policies and Procedures are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ David S. DeVito
David S. DeVito
Chief Executive Officer

Date	February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David S. DeVito
David S. DeVito
Chief Executive Officer

Date	February 26, 2016

By (Signature and Title)	/s/ Richard M. Villa
Richard M. Villa
Chief Financial Officer

Date	February 26, 2016